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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 3, 1996 included in Summa Industries' Form 10-K for the year ended August 31, 1996 and to all references to our Firm included in this registration statement on Form S-8.

                                                /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP

Orange County, California
September 4, 1997